ForeRetirement IV Variable Annuity – I Share

Supplement Dated August 7, 2018 to your

Prospectus dated May 1, 2018

BlackRock Total Return V.I. Fund

Effective on or about September 17, 2018, the BlackRock Total Return V.I. Fund will be reorganized from BlackRock Variable Series Funds, Inc. to BlackRock Variable Series Funds II, Inc.

The information under BlackRock Variable Series Funds, Inc. in Appendix C – Fund Data of your prospectus is deleted and replaced with the following:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund — Class III	Seeks high total investment return.	BlackRock Advisors, LLC
BlackRock S&P 500 Index V.I. Fund — Class II	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500”).	BlackRock Advisors, LLC
BlackRock Variable Series Funds II, Inc.
BlackRock Total Return V.I. Fund — Class III	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Advisors, LLC

This Supplement Should Be Retained For Future Reference.

FRIV-I-091718-TST